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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    of the Securities Exchange Act of 1934

                               February 10, 2004
               Date of Report (Date of Earliest Event Reported)


                            Hawaiian Holdings, Inc.
            (Exact name of registrant as specified in its charter)

            Delaware                     1-31443               71-0879698
(State or other jurisdiction of     (Commission File        (I.R.S. Employer
 incorporation or organization)          Number)           Identification No.)

      885 Third Avenue, 34th Floor
              New York, NY                                             10022
(Address of Principal Executive Offices)                            (Zip Code)

      Registrant's telephone number, including area code: (212) 888-5500


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ITEM 5.  Other Events and Regulation FD Disclosure.

     As previously disclosed in the Registrant's Current Report on Form 8-K filed on March 21, 2003, the Registrant's Form 12b-25 filed on March 21, 2003, and the Registrant's Form 12b-25 filed on April 30, 2003, on March 21, 2003 Hawaiian Airlines, Inc. ("Hawaiian Airlines"), the sole operating subsidiary of the Registrant, filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Chapter 11 Filing") in the United States Bankruptcy Court for the District of Hawaii (the "Bankruptcy Court") (Case No. 03-00827).

     On February 10, 2004, Boeing Capital Corporation ("Boeing Capital"), BCC Equipment Leasing Corporation ("BCC"), and Corporate Recovery Group, LLC ("CRG") filed a joint plan of reorganization (the "Proposed Boeing Plan") with the Bankruptcy Court that proposes to recapitalize Hawaiian Airlines. Boeing Capital is the financing subsidiary of The Boeing Company and is among Hawaiian Airlines' largest creditors. The Proposed Boeing Plan is subject to approval by the Bankruptcy Court and Hawaiian Airlines' creditors.

     Under the Proposed Boeing Plan, CRG would make an investment of $30 million in Hawaiian Airlines in exchange for receiving 90% of the fully diluted common stock of the reorganized company. Large unsecured claims from creditors would be settled in the form of subordinated notes and warrants to acquire up to 10% of the common stock in the new company, plus distributions from a proposed litigation trust. Small unsecured claims would receive a cash distribution equal to 50% of their claims. Under the Proposed Boeing Plan, Boeing Capital, BCC, and CRG would not attribute any value to the existing equity in Hawaiian Airlines that is owned by the Registrant, and the plan proponents are proposing to cancel that existing equity interest. If the Proposed Boeing Plan were to be confirmed by the Bankruptcy Court and Hawaiian Airlines' creditors as proposed, it would have the effect of rendering the Registrant's common stock worthless. Boeing Capital, BCC, and CRG are also seeking to have the Bankruptcy Court enter an order by February 27, 2004 or as soon as the court's calendar will permit that would establish a deadline of April 15, 2004 for competing bids to be submitted to the Bankruptcy Court and establish a schedule for other events related to the reorganization to occur.

     While the Registrant has received the Proposed Boeing Plan from the Bankruptcy Court and is continuing to review it, the Registrant believes there are a number of details that are not made clear by the Proposed Boeing Plan and notes the plan neither attributes specific values to assets of Hawaiian Airlines, nor does it include any information concerning how Hawaiian Airlines has been valued under the plan. The Registrant expects other reorganization plans will be submitted to the Bankruptcy Court, and the Registrant intends to formulate its own reorganization plan for Hawaiian Airlines that will provide for a more equitable treatment of all constituencies involved in the reorganization, including existing holders of the Registrant's common stock.

     This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of the Registrant with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of the Registrant and Hawaiian Airlines that may cause the actual results of the Registrant and Hawaiian Airlines to be materially different from any future results, expressed or implied, in such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Registrant and Hawaiian Airlines to continue as a going concern; the ability of Hawaiian Airlines to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of Hawaiian Airlines to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 case; risks associated with third parties seeking to propose and confirm one or more plans of reorganization with respect to the Chapter 11 case; risks associated with the appointment of a Chapter 11 trustee and the ability of the Chapter 11 trustee to successfully manage the day-to-day operations of Hawaiian Airlines; risks associated with the Chapter 11 trustee or third parties seeking to convert the case to a Chapter 7 case; the ability of Hawaiian Airlines to obtain and maintain normal terms with vendors and service providers; the ability of Hawaiian Airlines to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 case on the liquidity or results of operations of the Registrant and Hawaiian Airlines; the ability of Hawaiian Airlines to fund and execute their business plan; the ability of the Registrant and Hawaiian Airlines to attract, motivate and/or retain key executives and associates; the ability of Hawaiian Airlines to attract and retain customers; demand for transportation in the markets in which Hawaiian Airlines operates; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; labor costs; financing costs; the cost and availability of aircraft insurance; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the products of Hawaiian Airlines; and other risks and uncertainties set forth from time to time in the Registrant's reports to the U.S. Securities and Exchange Commission.


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     Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the various pre-petition liabilities of Hawaiian Airlines and the common stock and/or other equity securities of the Registrant. No assurances can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies, and it is possible that Hawaiian Airlines' equity will be restructured in a manner that will substantially reduce or eliminate any remaining value in Hawaiian Airlines' equity and, therefore, in the Registrant's equity. In addition, other factors may also affect the liquidity and value of the Registrant's securities. Such factors include: uncertainty as to whether, or for how long the Registrant's securities will continue to be listed or traded on Amex, and the uncertainty whether, should the Registrant's securities cease to be listed or traded on Amex, a comparable or substitute trading medium can be found. Accordingly, the Registrant urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.


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ITEM 7.  Financial Statements and Exhibits.

         (a)    Financial Statements of Business Acquired.

                Not Applicable/None

         (b)    Pro Forma Financial Information.

                Not Applicable/None

         (c)    Exhibits.

                Not Applicable/None


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 13, 2004          By: Hawaiian Holdings, Inc.


                                     By:  /s/ John W. Adams
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                                          John W. Adams
                                          Chairman of the Board of Directors
                                          and Chief Executive Officer


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